UNITED STATES
			SECURITIES AND EXCHANGE COMMISSION
				Washington, D.C. 20549

				   FORM 8-K AMENDMENT

				CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2009


				THE EVEREST FUND, L.P.
		(Exact name of registrant as specified in its charter)

                 		Iowa 			0-17555 	    42-1318186
      (State or other jurisdiction
      of incorporation) 	(Commission file number) (IRS Employer
      							Identification No.)


			1100 North 4th Street
				Suite 143
			Fairfield, Iowa 52556
		(Address of principal executive offices)

Registrant's telephone number, including area code: (641) 472-5500

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)


      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











12/31/2008


National Futures Association
Compliance Department
300 South Riverside Plaza, #1800
Chicago, IL   60606

Commodity Futures Trading Commission
Three Lafayette Centre
1155 21st Street, N.W.
Washington, DC   20581

RE:  Replacement of Accountant
        The Everest Fund, L.P. (NFA ID# P001601)


Please be notified that on December 31, 2008 The Everest Fund, L.P. has dismissed its principal accountant and audit firm, Ryan & Juraska. On February 5,2009 they were replaced with McGladrey & Pullen LLP, One South Wacker, Suite 800, Chicago, Illinois 60606. Ryan & Juraska were the audit and accountants for year 2007 only.

The decision to change accountants was recommended and apprpoved by the board of directors.

There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures or compliance with the applicable rules of the Commission during the most recent fiscal year and any subsequent interim periods.

The reports on The Everest Fund, L.P.'s financial statements and schedules for fiscal year 2007, conducted by Ryan & Juraska, did not contain any adverse opinion, disclaimer of opinion or qualification.


We provided Ryan & Juraska with a copy of this amended
Form 8-Ka prior to its filing with the Securities and Exchange Commission and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the statements made in this Form
8-Ka and, if not, stating the aspects with which they do not agree. A copy of the letter provided by Ryan & Juraska is attached to this Form 8-Ka as Exhibit A.


Neither Everest Fund, LP nor anyone on our behalf consulted Ryan & Juraska on any matter relating to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements.


There has not been any consulting with new auditors up through the date of engagement.



Exhibit A


February 4, 2009


Re: 	Change of Accountants
	The Everest Fund, L.P. (NFA ID# P001601)


Dear Sir/Madam:

This letter is to inform you that Ryan & Juraska, CPAs, the former designated accountant for The Everest Fund, LP ("TEF"), agrees with the facts stated in the letter regarding the revised 8-K which is dated December 31, 2008, pursuant to CFTC Rule 1.16(g) from The Everest Fund, LP.

Specifically, during the last 12 months there have been no disagreements between our firm and TEF, resolved or unresolved, relating to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure or compliance with applicable regulatory rules which would have caused us to make reference to them in connection with our report on the subject matter of the problems. Also, during the preceding 12 months, we have not issued an adverse opinion, disclaimer, or qualified opinion due to uncertainties, audit scope, or accounting principle.


Sincerely,


/s/Ryan & Juraska,
Certified Public Accountants


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2009



      THE EVEREST FUND, L.P.

      By: Everest Asset Management, Inc.,
      General Partner

      By: /s/ Peter Lamoureux


        Peter Lamoureux
        President, Secretary, Treasurer and Director